[Horizontally Set Certificate]

                               [RAYOVAC Logo] (R)

         NUMBER

RV

                               RAYOVAC CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN

 COMMON STOCK                                                  CUSIP 755081 10 6
 PAR VALUE $.01                              SEE REVERSE FOR CERTAIN DEFINITIONS
                                                THIS CERTIFICATE IS TRANSFERABLE
                                                   IN MILWAUKEE, WISCONSIN OR IN
                                                              NEW YORK, NEW YORK
 ................................................................................
THIS CERTIFIES THAT


IS THE OWNER OF
 ................................................................................
                    FULLY-PAID SHARES OF THE COMMON STOCK OF

Rayovac Corporation transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation of the corporation (a copy of which is on file with the Transfer Agent), to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS, the corporate seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                               RAYOVAC CORPORATION
                                    CORPORATE
/s/ James A. Broderick                 SEAL            /s/ David A. Jones
SECRETARY                            WISCONSIN         CHAIRMAN, PRESIDENT
                                       1988         AND CHIEF EXECUTIVE OFFICER

[Set on Side]

COUNTERSIGNED AND REGISTERED:
                  FIRSTAR TRUST COMPANY
                  TRANSFER AGENT AND REGISTRAR
BY
                                                            AUTHORIZED SIGNATURE

                               RAYOVAC CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -   as tenants in common           UNIF GIFT MIN ACT -  ........................Custodian.........................
TEN ENT    -   as tenants by the entireties                                      (Cust)                              (Minor)
JT TEN     -   as joint tenants with right of                      under Uniform Gifts to Minors
               survivorship and not as tenants                     Act..........................................................
               in common                                                                 (State)
                                               UNIF TRF MIN ACT -   ...........................Custodian (until age....)
                                                                           (Cust)
                                                                   .........................under Uniform Transfers
                                                                         (Minor)
                                                                   to Minors Act..........................................
                                                                                       (State)


     Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------


                  X____________________________________________

                  X____________________________________________

           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                   WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By__________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.